SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Confidential, For Use of the
                                               Commission Only (As Permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PROTOSOURCE CORPORATION
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            PROTOSOURCE CORPORATION
                               One Bethlehem Plaza
                          Bethlehem, Pennsylvania 18018

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 11, 2007

                                                    Bethlehem, Pennsylvania
                                                    November 6, 2007

     The Special Meeting of Stockholders (the "Special Meeting") of ProtoSource Corporation, a California corporation (the "Company"), will be held at the offices of the Company, One Bethlehem Plaza, Bethlehem, Pennsylvania on December 11, 2007 at 10:00 AM (local time) for the following purposes:


     1. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from 10,000,000 to 500,000,000 (Proposal No. 1);

     2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on October 26, 2007 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.


                                             By Order of the Board of Directors,

                                             /s/ PETER WARDLE
                                             Peter Wardle
                                             President

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                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY
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

                             PROTOSOURCE CORPORATION
                               One Bethlehem Plaza
                          Bethlehem, Pennsylvania 18018


                                 PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of ProtoSource Corporation, a California corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held at the offices of the Company, One Bethlehem Plaza, Bethlehem, Pennsylvania 18018 on December 11, 2007 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, no par value per share (the "Common Stock") and Series B Preferred Stock on October 26, 2007 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 9,927,329 shares of Common Stock and 193,836 shares of Series B Preferred Stock.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

     This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about November 6, 2007.

     Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively. Stockholders of the Company's Series B Preferred Stock are entitled to 100 votes for each such share held.

     Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

     Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows. For all matters affecting the Company's certificate of incorporation, the affirmative vote of a majority of all shares of Common Stock issued and outstanding is required for approval. For each other matter specified in the Notice of Special Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. In any event, prior to any vote, a quorum of holders of at least 50% of the shares of Common Stock outstanding on the Record Date is required to conduct the Meeting. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

                                 PROPOSAL NO. 1


                     APPROVAL OF AMENDMENT TO THE COMPANY'S
   CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                           COMMON STOCK TO 500,000,000

     The present capital structure of the Company authorizes 10,000,000 shares of Common Stock. It also authorizes 5,000,000 shares of "blank check" Preferred Stock, which may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. Currently the only designated shares of Preferred Stock are 193,836 shares which have been designated as Series B Preferred Stock. The Board of Directors believes that this capital structure is inadequate for the future needs of the Company. Therefore, the Board of Directors has approved the amendment of the Company's Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 10,000,000 to 500,000,000 shares. No change is proposed to be made with respect to the number of authorized shares of Preferred Stock. The Board of Directors believes that given the relatively low trading price of the Company's common stock, a capital structure consisting of 500,000,000 authorized shares of Common Stock and 5,000,000 authorized shares of Preferred Stock more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. On the Record Date, there were 9,927,329shares of Common Stock and 193,836 shares of Preferred Stock outstanding. The proposed amendment of the Certificate was approved by the Board effective on October 22, 2007, subject to stockholder approval at the Special Meeting.

Purpose of Authorizing Additional Common Stock

     The Company has what the Board of Directors considers to be an insufficient number of authorized but unissued shares of Common Stock available for future issue. Authorizing an additional 490,000,000 shares of Common Stock would give the Board of Directors the authority to issue such Common Stock from time to time as the Board of Directors deems necessary, without further action of the stockholders, unless such stockholder action is specifically required by applicable laws or any stock exchange on which the Company's securities may then be listed. In particular, the Company is obligated to issue up to 19,383,531 shares of Common Stock upon conversion of the outstanding 193,836 shares of Series B Preferred Stock issued to P2i, Inc., the former stockholder of P2i Newspaper, Inc. Peter Wardle, our president, exercises voting and dispositive power over the shares owned by P2i, Inc. Protosource is 19.8% shareholder of P2i, Inc. In the event the Company is unable to increase its authorized shares of common stock, the Series B Preferred Stock will remain outstanding. The only preference afforded to the Series B Preferred stock is the right to 100 votes per share which vote with the common stock.

In addition, the Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes, including:

     o    stock splits, dividends or distributions;

     o equity financings - although the Company has no present plans or arrangements, the Company is presently seeking to raise additional capital by selling and issuing shares of its Common Stock as dictated by prevailing market conditions or the Company's capital needs, and the Board of Directors believes it prudent to have shares available for such issuances on an as-needed basis, without the delay inherent in seeking stockholder approval for a specific transaction; and

     o acquisition transactions - the Company may make additional future acquisitions and may use its capital stock as currency in such acquisitions if appropriate opportunities arise.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. In particular, as a result in the large increase in authorized shares from 10,000,000 to 500,000,000, this is a strong likelihood that current shareholders will experience a large dilution of the holdings which will result in such shareholders owning a relatively small percentage of the Company's outstanding common stock. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. There are no provisions in the Company's Certificate of Incorporation, by-laws or any contractual relationships which would prohibit or be affected by any take-over of the Company, should such occur.

     There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized, except for the shares issuable:

     o upon conversion of the Series B Preferred Stock (19,383,531) issued to P2i, Inc.;
     o upon conversion of outstanding common stock purchase warrants (1,070,000) issued as fees to a registered broker dealer for services in connection with the placement and sale of securities by the Company;
     o upon issuance of shares to convertible note holders for prior obligations (2,750,000), arising from shares issuable to the note purchasers as part of their initial investment which were not then available for issuance;
     o upon conversion of outstanding convertible notes in the current principal amount of $2,425,000 (32,875,000); and
     o payable for prior investment banking fees to a registered broker-dealer in connection with the acquisition of P2i Newspaper, Inc. by the Company (813,688).


Description of Transactions Giving Rise to Shares Issuable


P2i Newspaper Acquisition

     On January 1, 2004, ProtoSource acquired the newspaper division of P2i, Inc.'s business through the acquisition of specific assets which include the entire newspaper related customer base, technology, intellectual property and P2i's production company located just south of Kuala Lumpur, Malaysia. In addition, key P2i employees transitioned with the business. These assets and the key employees have been transferred to P2i Newspaper, Inc. a wholly-owned subsidiary of P2i formed specifically for this purpose. In exchange for all of the issued and outstanding shares of P2i newspaper, the Company issued 193,836 shares of Series B Preferred Stock. Upon authorization of sufficient shares of common stock, holders of the Series B Preferred Stock are entitled to convert each share of Series B Stock into 100 shares of common stock. Series B stockholders are not entitled to receive dividends. In a liquidation, the holders would be treated as if they were owners of the number of shares of common stock into which the Series B Preferred Stock is convertible. Peter Wardle, the CEO of ProtoSource at the time of the acquisition of P2i Newsapsper, was also the CEO of P2i at the time of the acquisition by ProtoSource.

     ProtoSource and P2i both used the same investment banker, Andrew Alexander Wise & Company, a registered broker dealer ("AAWC"), to represent them in the transaction and each paid the investment banker a fee based on the value of the transaction using a pre-set formula. The investment banking fees paid are $406,844 by ProtoSource and $413,422 by P2i. The amounts paid to the investment banker will be paid through the issuance of common stock, which is restricted for a three-year period, based on an agreed-upon value of $.50 per share at the time of signing the term sheet, or 813,688 shares for ProtoSource and 826,844 shares for P2i. The number of shares was determined based on the closing trading price of the Company's common stock on September 5, 2002, the date of the agreement with AAWC. The shares to be issued for P2i's investment banking fees will be subtracted from the shares to be issued to the P2i for the acquisition.

Sale of Notes and Warrants

     During the period beginning March 2002 and continuing through April 2004, the Company sold a series of secured convertible promissory notes with an aggregate principal amount of $2,425,000 to 32 accredited investors. These notes, which are secured by the assets of ProtoSource and P2i Newspaper, range between $25,000 and $200,000 on their face. All notes are one-year renewable 10% interest (per annum) convertible promissory notes. Each note can be prepaid, in whole or in part, without premium or penalty, at any time. Upon prepayment of the entire principle amount of a note, all accrued, but unpaid interest shall be paid to the holder on the date of prepayment. At any time prior to or at the time of repayment, the holder may elect to convert some or all of the principal and interest owing into shares of the Company's common stock. The conversion rate shall equal the amount to be converted, divided by each note's predetermined conversion price established at note issuance or renewal. Conversion prices, after a series of renewals, range between $0.0667 and $0.10. The notes are secured by ProtoSource's stock in P2i and by ProtoSource's assets. In connection with the issuance of these notes, as an added inducement to loan funds to the Company, the Company entered into accompanying subscription agreements to provide each note holder certain shares of common stock. As a result, the Company issued an aggregate of 4,256,226 of common stock and will issue an additional 2,750,000 shares of common stock upon approval of the increased number of authorized shares of common stock.

     Most of the above referenced note sales were made through AAWC. In consideration for services provided in connection with such placements, AAWC was paid an aggregate of $82,250 in cash and received an aggregate of 1,070,000 common stock purchase warrants. The warrants have a five-year term from their original issue dates and are exercisable at prices that range between $0.067 and $0.10 per share and expire at various times through April 28, 2009.


     The following table set forth information before and after the proposed increase in authorized common stock:

                 Shares         Outstanding     Committed for    Authorized but
                 Authorized     Shares          Issuance         Unreserved
                 ----------     ------          --------         ----------

Currently:        10,000,000     9,927,329      56,892,219                 0

Upon
 Increase:       500,000,000    32,874,548      33,945,000        433,180,452

     Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

     THE BOARD RECOMMENDS A VOTE FOR AN INCREASE TO 500,000,000 AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 and Quarterly Report on Form 10-QSB for the six months ended June 30, 2007 are hereby incorporated by reference into this Proxy Statement and are being delivered herewith.

                        AVAILABILITY OF CERTAIN DOCUMENTS

     This proxy statement also refers to certain documents of the Company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this proxy statement is delivered, upon oral or written request, without charge, directed to ProtoSource Corporation, One Bethlehem Plaza, Bethlehem, Pennsylvania 18018, telephone number (610) 814-0550. In order to ensure timely delivery of the documents, such requests should be made by November 23, 2007.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                             By Order of the Board of Directors,

                                             /s/ PETER WARDLE
                                             Peter Wardle,
                                             President
Bethlehem, Pennsylvania
November 6, 2007






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

PROXY                                                                      PROXY



                             PROTOSOURCE CORPORATION

            PROXY FOR SPECIAL MEETING TO BE HELD ON DECEMBER 11, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter Wardle and Thomas Butera, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of ProtoSource Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on December 11, 2007 and at any adjournments thereof, subject to the directions indicated hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED.

IMPORTANT--This Proxy must be signed and dated.


                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

     We cordially invite you to attend the Special Meeting of Stockholders of ProtoSource Corporation to be held at the offices of the Company, on December 11, 2007 at 10:00 a.m. (local time).

     Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1



                                              For      Against      Abstain
1  Proposal to approve an increase in the     [_]        [_]          [_]
      number of authorized shares of
      Common Stock to 500,000,000.



If you plan to attend the Special Meeting please mark this box    [_]

Dated:________________, 2007

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.